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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lancer Corporation
San Antonio, Texas

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-36393 and 333-47998) of Lancer Corporation of our report dated June 16, 2004, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ BDO Seidman, LLP BDO Seidman, LLP

Dallas, Texas
June 28, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM